UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): October 19, 2005
                                                   ------------------

                            FIDELITY BANKSHARES, INC.
                            ---------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    000-29040                 65-1101656
----------------------------       --------------------       -----------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


205 Datura Street, West Palm Beach, Florida                          33401
------------------------------------------                        -----------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (561) 803-9900
                                                     ---------------


                                 Not Applicable
                                -----------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02      Financial Condition and Results of Operations
               -----------------------------------------------

               On October 18, 2005 the Company reported earnings for the three and nine months ended September 30, 2005. A press release is included as an exhibit.


Item 8.01      Other Events
               ------------

Item 9.01      Financial Statements and Exhibits
               ----------------------------------

          (a)  Financial Statements of businesses acquired. Not Applicable.

          (b)  Pro forma financial information. Not Applicable.

          (c)  Attached  as an  exhibit  is  Fidelity  Bankshares,  Inc.'s  (the
               "Company") press release announcing its September 30, 2005 earnings.

               The following Exhibit is attached as part of this report:


               99.1    Press release dated  October 18, 2005  announcing  the
                       Company's  financial   results.  The  press release is
                       included as an exhibit.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        FIDELITY BANKSHARES, INC.



DATE: October 19, 2005                  By: /s/ Vince A. Elhilow
                                            -------------------------------
                                                Vince A. Elhilow
                                                Chairman of the Board, President
                                                 and Chief Executive Officer


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                                  EXHIBIT INDEX

         Exhibit No.             Description
         -----------             --------------

          99.1 Press release dated October 18, 2005 announcing September 30, 2005 earnings.